                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

     This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

     1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

         i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

         ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

         iii.The Waiver will not apply to cash collateral for securities lending.

         For purposes of the paragraph above, the following terms shall have the following meanings:

         (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

         (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

         (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

         2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

     Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

 AIM COUNSELOR SERIES TRUST (INVESCO    INVESCO BOND FUND
 COUNSELOR SERIES TRUST)                INVESCO CALIFORNIA VALUE MUNICIPAL
 AIM EQUITY FUNDS (INVESCO EQUITY       INCOME TRUST
 FUNDS)                                 INVESCO DYNAMIC CREDIT OPPORTUNITIES
 AIM FUNDS GROUP (INVESCO FUNDS GROUP)  FUND
 AIM GROWTH SERIES (INVESCO GROWTH      INVESCO EXCHANGE FUND
 SERIES)                                INVESCO HIGH INCOME TRUST II
 AIM INTERNATIONAL MUTUAL FUNDS         INVESCO MANAGEMENT TRUST
 (INVESCO INTERNATIONAL MUTUAL FUNDS)   INVESCO MUNICIPAL INCOME
 AIM INVESTMENT FUNDS (INVESCO          OPPORTUNITIES TRUST
 INVESTMENT FUNDS)                      INVESCO MUNICIPAL OPPORTUNITY TRUST
 AIM INVESTMENT SECURITIES FUNDS        INVESCO MUNICIPAL TRUST
 (INVESCO INVESTMENT SECURITIES FUNDS)  INVESCO PENNSYLVANIA VALUE MUNICIPAL
 AIM SECTOR FUNDS (INVESCO SECTOR       INCOME TRUST
 FUNDS)                                 INVESCO QUALITY MUNICIPAL INCOME TRUST
 AIM TAX-EXEMPT FUNDS (INVESCO          INVESCO SECURITIES TRUST
 TAX-EXEMPT FUNDS)                      INVESCO SENIOR INCOME TRUST
 AIM TREASURER'S SERIES TRUST (INVESCO  INVESCO TRUST FOR INVESTMENT GRADE
 TREASURER'S SERIES TRUST)              MUNICIPALS
 AIM VARIABLE INSURANCE FUNDS (INVESCO  INVESCO TRUST FOR INVESTMENT GRADE
 VARIABLE INSURANCE FUNDS)              NEW YORK MUNICIPALS
 INVESCO ADVANTAGE MUNICIPAL INCOME     INVESCO VALUE MUNICIPAL INCOME TRUST
 TRUST II

          on behalf of the Funds listed in
          the Exhibit to this Memorandum of
          Agreement

          By:     /s/ John M. Zerr
                  ---------------------------
          Title:  Senior Vice President

          INVESCO ADVISERS, INC.

          By:     /s/ John M. Zerr
                  ---------------------------
          Title:  Senior Vice President

                                       EXHIBIT A TO ADVISORY FEE MOA
-------------------------------------------------------------------------------------------------------------
   AIM COUNSELOR
    SERIES TRUST
 (INVESCO COUNSELOR
   SERIES TRUST)                         WAIVER DESCRIPTION                     EFFECTIVE DATE EXPIRATION DATE
---------------------  -------------------------------------------------------- -------------- ---------------
 Invesco Strategic     Invesco will waive advisory fees in an amount equal to     4/30/2014      06/30/2018
 Real Return Fund         the advisory fees earned on underlying affiliated
                                             investments
   AIM INVESTMENT
   FUNDS (INVESCO
  INVESTMENT FUNDS                       WAIVER DESCRIPTION                     EFFECTIVE DATE EXPIRATION DATE
---------------------  -------------------------------------------------------- -------------- ---------------
 Invesco Balanced-     Invesco will waive advisory fees in an amount equal to      02/24/15      06/30/2018
 Risk Commodity           the advisory fees earned on underlying affiliated
 Strategy Fund                               investments

 Invesco Global        Invesco will waive advisory fees in an amount equal to     12/17/2013     06/30/2018
 Targeted Returns         the advisory fees earned on underlying affiliated
 Fund                                        investments

 Invesco Strategic     Invesco will waive advisory fees in an amount equal to      5/2/2014      06/30/2018
 Income Fund              the advisory fees earned on underlying affiliated
                                             investments

 Invesco               Invesco will waive advisory fees in an amount equal to     10/14/2014     06/30/2018
 Unconstrained            the advisory fees earned on underlying affiliated
 Bond Fund                                   investments

  AIM TREASURER'S
SERIES TRUST (INVESCO
 TREASURER'S SERIES
       TRUST)                            WAIVER DESCRIPTION                     EFFECTIVE DATE EXPIRATION DATE
---------------------  -------------------------------------------------------- -------------- ---------------
 Premier Portfolio     Invesco will waive advisory fees in the amount of 0.07%     2/1/2011      12/31/2016
                               of the Fund's average daily net assets

 Premier U.S.          Invesco will waive advisory fees in the amount of 0.07%     2/1/2011      12/31/2016
 Government                    of the Fund's average daily net assets
 Money Portfolio

 Premier Tax-          Invesco will waive advisory fees in the amount of 0.05%    06/01/2016     05/31/2017
 Exempt Portfolio              of the Fund's average daily net assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                         EFFECTIVE DATE              COMMITTED UNTIL
---------                              -------------------------------------  ---------------
Invesco American Franchise Fund                  February 12, 2010            June 30, 2018
Invesco California Tax-Free Income               February 12, 2010            June 30, 2018
Fund
Invesco Core Plus Bond Fund                        June 2, 2009               June 30, 2018
Invesco Equally-Weighted S&P 500 Fund            February 12, 2010            June 30, 2018
Invesco Equity and Income Fund                   February 12, 2010            June 30, 2018
Invesco Floating Rate Fund                         July 1, 2007               June 30, 2018
Invesco Global Real Estate Income Fund             July 1, 2007               June 30, 2018
Invesco Growth and Income Fund                   February 12, 2010            June 30, 2018
Invesco Low Volatility Equity Yield                July 1, 2007               June 30, 2018
Fund
Invesco Pennsylvania Tax Free Income             February 12, 2010            June 30, 2018
Fund
Invesco S&P 500 Index Fund                       February 12, 2010            June 30, 2018
Invesco Short Duration High Yield               September 30, 2015            June 30, 2018
Municipal Fund
Invesco Small Cap Discovery Fund                 February 12, 2010            June 30, 2018
Invesco Strategic Real Return Fund                April 30, 2014              June 30, 2018

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                         EFFECTIVE DATE              COMMITTED UNTIL
---------                              -------------------------------------  ---------------
Invesco Charter Fund                               July 1, 2007               June 30, 2018
Invesco Diversified Dividend Fund                  July 1, 2007               June 30, 2018
Invesco Summit Fund                                July 1, 2007               June 30, 2018

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                              EFFECTIVE DATE              COMMITTED UNTIL
----                                   -------------------------------------  ---------------
Invesco European Small Company Fund                July 1, 2007               June 30, 2018
Invesco Global Core Equity Fund                    July 1, 2007               June 30, 2018
Invesco International Small Company                July 1, 2007               June 30, 2018
  Fund
Invesco Small Cap Equity Fund                      July 1, 2007               June 30, 2018

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                              EFFECTIVE DATE              COMMITTED UNTIL
----                                   -------------------------------------  ---------------
Invesco Alternative Strategies Fund              October 14, 2014             June 30, 2018
Invesco Convertible Securities Fund              February 12, 2010            June 30, 2018
Invesco Global Low Volatility Equity               July 1, 2007               June 30, 2018
  Yield Fund
Invesco Mid Cap Core Equity Fund                   July 1, 2007               June 30, 2018
Invesco Multi-Asset Inflation Fund               October 14, 2014             June 30, 2018
Invesco Small Cap Growth Fund                      July 1, 2007               June 30, 2018
Invesco U.S. Mortgage Fund                       February 12, 2010            June 30, 2018

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                              EFFECTIVE DATE              COMMITTED UNTIL
----                                   -------------------------------------  ---------------
Invesco Asia Pacific Growth Fund                   July 1, 2007               June 30, 2018
Invesco European Growth Fund                       July 1, 2007               June 30, 2018
Invesco Global Growth Fund                         July 1, 2007               June 30, 2018
Invesco Global Opportunities Fund                 August 3, 2012              June 30, 2018
Invesco Global Small & Mid Cap Growth              July 1, 2007               June 30, 2018
  Fund
Invesco Global Sustainable Equity Fund             June 30, 2016              June 30, 2018
Invesco International Companies Fund             December 21, 2015            June 30, 2018
Invesco International Core Equity Fund             July 1, 2007               June 30, 2018
Invesco International Growth Fund                  July 1, 2007               June 30, 2018
Invesco Select Opportunities Fund                 August 3, 2012              June 30, 2018

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                              EFFECTIVE DATE              COMMITTED UNTIL
----                                   -------------------------------------  ---------------
Invesco All Cap Market Neutral Fund              December 17, 2013            June 30, 2018
Invesco Balanced-Risk Allocation                   May 29, 2009               June 30, 2018
  Fund/1/
Invesco Balanced-Risk Commodity                  November 29, 2010            June 30, 2018
  Strategy Fund/2/
Invesco Developing Markets Fund                    July 1, 2007               June 30, 2018
Invesco Emerging Markets Equity Fund               May 11, 2011               June 30, 2018
Invesco Emerging Markets Flexible                  June 14, 2010              June 30, 2018
  Bond Fund/3/
Invesco Endeavor Fund                              July 1, 2007               June 30, 2018
Invesco Global Health Care Fund                    July 1, 2007               June 30, 2018
Invesco Global Infrastructure Fund                  May 2, 2014               June 30, 2018
Invesco Global Market Neutral Fund               December 17, 2013            June 30, 2018
Invesco Global Markets Strategy                 September 25, 2012            June 30, 2018
  Fund/4/
Invesco Global Targeted Returns                  December 17, 2013            June 30, 2018
  Fund/5/
Invesco Greater China Fund                         July 1, 2007               June 30, 2018
Invesco International Total Return                 July 1, 2007               June 30, 2018
  Fund
Invesco Long/Short Equity Fund                   December 17, 2013            June 30, 2018
Invesco Low Volatility Emerging                  December 17, 2013            June 30, 2018
  Markets Fund
Invesco Macro International Equity               December 17, 2013            June 30, 2018
  Fund
Invesco Macro Long/Short Fund                    December 17, 2013            June 30, 2018
Invesco MLP Fund                                  August 29, 2014             June 30, 2018
Invesco Pacific Growth Fund                      February 12, 2010            June 30, 2018
Invesco Premium Income Fund/6/                   December 13, 2011            June 30, 2018
Invesco Select Companies Fund                      July 1, 2007               June 30, 2018
Invesco Strategic Income Fund                       May 2, 2014               June 30, 2018
Invesco Unconstrained Bond Fund                  October 14, 2014             June 30, 2018

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND..................................            EFFECTIVE DATE              COMMITTED UNTIL
Invesco Corporate Bond Fund                      February 12, 2010             June 30, 2018
Invesco Global Real Estate Fund                    July 1, 2007                June 30, 2018
Invesco Government Money Market Fund               July 1, 2007                June 30, 2018
Invesco High Yield Fund                            July 1, 2007                June 30, 2018
Invesco Real Estate Fund                           July 1, 2007                June 30, 2018
Invesco Short Duration Inflation                   July 1, 2007                June 30, 2018
  Protected Fund
Invesco Short Term Bond Fund                       July 1, 2007                June 30, 2018
Invesco U.S. Government Fund                       July 1, 2007                June 30, 2018

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/5/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
/6/ Advisory fees to be waived by Invesco for Invesco Premium Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Premium Income Cayman, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                              EFFECTIVE DATE              COMMITTED UNTIL
----                                   -------------------------------------  ---------------
Invesco American Value Fund                      February 12, 2010            June 30, 2018
Invesco Comstock Fund                            February 12, 2010            June 30, 2018
Invesco Energy Fund                                July 1, 2007               June 30, 2018
Invesco Dividend Income Fund                       July 1, 2007               June 30, 2018
Invesco Gold & Precious Metals Fund                July 1, 2007               June 30, 2018
Invesco Mid Cap Growth Fund                      February 12, 2010            June 30, 2018
Invesco Small Cap Value Fund                     February 12, 2010            June 30, 2018
Invesco Technology Fund                            July 1, 2007               June 30, 2018
Invesco Technology Sector Fund                   February 12, 2010            June 30, 2018
Invesco Value Opportunities Fund                 February 12, 2010            June 30, 2018

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                              EFFECTIVE DATE              COMMITTED UNTIL
----                                   -------------------------------------  ---------------
Invesco High Yield Municipal Fund                February 12, 2010            June 30, 2018
Invesco Intermediate Term Municipal              February 12, 2010            June 30, 2018
  Income Fund
Invesco Municipal Income Fund                    February 12, 2010            June 30, 2018
Invesco New York Tax Free Income Fund            February 12, 2010            June 30, 2018
Invesco Tax-Exempt Cash Fund                       July 1, 2007               June 30, 2018
Invesco Limited Term Municipal Income              July 1, 2007               June 30, 2018
  Fund

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                              EFFECTIVE DATE              COMMITTED UNTIL
----                                   -------------------------------------  ---------------
Invesco V.I. American Franchise Fund             February 12, 2010            June 30, 2018
Invesco V.I. American Value Fund                 February 12, 2010            June 30, 2018
Invesco V.I. Balanced-Risk Allocation            December 22, 2010            June 30, 2018
  Fund/7/
Invesco V.I. Comstock Fund                       February 12, 2010            June 30, 2018
Invesco V.I. Core Equity Fund                      July 1, 2007               June 30, 2018
Invesco V.I. Core Plus Bond Fund                  April 30, 2015              June 30, 2018
Invesco V.I. Diversified Dividend Fund           February 12, 2010            June 30, 2018
Invesco V.I. Equally-Weighted S&P 500            February 12, 2010            June 30, 2018
  Fund
Invesco V.I. Equity and Income Fund              February 12, 2010            June 30, 2018
Invesco V.I. Global Core Equity Fund             February 12, 2010            June 30, 2018
Invesco V.I. Global Health Care Fund               July 1, 2007               June 30, 2018
Invesco V.I. Global Real Estate Fund               July 1, 2007               June 30, 2018
Invesco V.I. Government Money Market               July 1, 2007               June 30, 2018
  Fund
Invesco V.I. Government Securities                 July 1, 2007               June 30, 2018
  Fund
Invesco V.I. Growth and Income Fund              February 12, 2010            June 30, 2018
Invesco V.I. High Yield Fund                       July 1, 2007               June 30, 2018
Invesco V.I. International Growth Fund             July 1, 2007               June 30, 2018
Invesco V.I. Managed Volatility Fund               July 1, 2007               June 30, 2018
Invesco V.I. Mid Cap Core Equity Fund              July 1, 2007               June 30, 2018
Invesco V.I. Mid Cap Growth Fund                 February 12, 2010            June 30, 2018
Invesco V.I. S&P 500 Index Fund                  February 12, 2010            June 30, 2018
Invesco V.I. Small Cap Equity Fund                 July 1, 2007               June 30, 2018
Invesco V.I. Technology Fund                       July 1, 2007               June 30, 2018
Invesco V.I. Value Opportunities Fund              July 1, 2007               June 30, 2018

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

FUND                                              EFFECTIVE DATE              COMMITTED UNTIL
----                                   -------------------------------------  ---------------
Invesco Exchange Fund                           September 30, 2015            June 30, 2018

                           INVESCO SECURITIES TRUST

FUND                                              EFFECTIVE DATE              COMMITTED UNTIL
----                                   -------------------------------------  ---------------
Invesco Balanced-Risk Aggressive                 January 16, 2013             June 30, 2018
  Allocation Fund/8/

                           INVESCO MANAGEMENT TRUST

FUND                                              EFFECTIVE DATE              COMMITTED UNTIL
----                                   -------------------------------------  ---------------
Invesco Conservative Income Fund                   July 1, 2014               June 30, 2018

                               CLOSED-END FUNDS

FUND                                              EFFECTIVE DATE              COMMITTED UNTIL
----                                   -------------------------------------  ---------------
Invesco Advantage Municipal Income                 May 15, 2012               June 30, 2018
  Trust II
Invesco Bond Fund                                 August 26, 2015             June 30, 2018
Invesco California Value Municipal
Income Trust                                       May 15, 2012               June 30, 2018
Invesco Dynamic Credit Opportunities
Fund                                               May 15, 2012               June 30, 2018
Invesco High Income Trust II                       May 15, 2012               June 30, 2018
Invesco Municipal Income
Opportunities Trust                               August 26, 2015             June 30, 2018
Invesco Municipal Opportunity Trust                May 15, 2012               June 30, 2018
Invesco Municipal Trust                            May 15, 2012               June 30, 2018
Invesco Pennsylvania Value Municipal
Income Trust                                       May 15, 2012               June 30, 2018
Invesco Quality Municipal Income Trust            August 26, 2015             June 30, 2018
Invesco Senior Income Trust                        May 15, 2012               June 30, 2018
Invesco Trust for Investment Grade
Municipals                                         May 15, 2012               June 30, 2018
Invesco Trust for Investment Grade
New York Municipals                                May 15, 2012               June 30, 2018
Invesco Value Municipal Income Trust               June 1, 2010               June 30, 2018

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.